Exhibit 99.1
FOR IMMEDIATE RELEASE

Mount Logan Expands Interval Fund Platform with Proposed AFA Asset Based Lending Fund Transaction

Mount Logan Management LLC has signed a definitive agreement to succeed Alternative Fund Advisors, LLC as investment adviser to the AFA Asset Based Lending Fund, which will bring Mount Logan’s interval fund assets under management to approximately $460 million.

Once the transaction closes, the Fund will be renamed Mount Logan Asset Based Lending Fund and will continue its focus on asset-based and specialty finance investing. The Fund’s shareholders will gain access to a larger asset management platform and increased direct origination of lending opportunities.

Mount Logan currently expects the transaction will be immediately accretive to its FRE1 upon closing.

The transaction is expected to close in Q1 2027, subject to regulatory and shareholder approvals.

NEW YORK, October 20, 2026 (GLOBE NEWSWIRE) — Mount Logan Capital Inc. (Nasdaq: MLCI) (“Mount Logan”) today announced that Mount Logan Management LLC, its wholly owned registered investment adviser ("MLM"), has entered into a definitive agreement to become the new investment adviser to the AFA Asset Based Lending Fund (“Fund”) (the “Transaction”). In connection with the Transaction, MLM and Alternative Fund Advisors, LLC (“AFA”), the Fund’s current investment adviser, have entered into an Asset Purchase Agreement (the "APA") pursuant to which MLM will acquire certain business records, intellectual property, and goodwill of AFA related to the management of the Fund.

The Fund will be MLM’s second evergreen credit interval fund, complementing MLM’s Opportunistic Credit Interval Fund. Together, the two funds establish a scaled, differentiated product suite for the private wealth channel, spanning asset-based specialty finance and opportunistic corporate credit.

Upon closing, the Fund will be renamed Mount Logan Asset Based Lending Fund. It will continue to provide access to a broadly diversified range of asset-based lending and specialty finance credits. Fund shareholders are expected to benefit from MLM’s scale, resources and extensive in-house origination capability. The Fund manages approximately $230 million in assets from a wide range of investors, particularly those interested in diversifying their fixed income portfolios.

The Transaction will bring MLM’s combined interval fund assets to approximately $460 million. Mount Logan currently expects the Transaction will be immediately accretive to FRE upon closing.

1 FRE is a non-GAAP financial measure that Mount Logan believes provides valuable perspective on its business results, but it should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Estimated FRE contribution is a forward-looking statement based on management's current expectations and assumptions. Actual results depend on a number of factors, many of which are outside Mount Logan's control, and may differ materially from these estimates. See “Estimates and Assumptions” for additional information.

Ted Goldthorpe, CEO of Mount Logan, said "This is a significant milestone in the build-out of Mount Logan's evergreen credit platform and reflects our continued discipline in acquiring permanent and semi-permanent capital vehicles. The Fund broadens MLM's core products, extends our distribution reach in the private wealth channel, and is highly complementary to our Opportunistic Credit Interval Fund. It also provides a differentiated, institutionally managed asset-based lending strategy that leverages the credit sourcing and underwriting capabilities of the broader Mount Logan and BC Partners Credit platform."

“We are excited about this next phase in the evolution of the AFA Asset Based Lending Fund," said Marco Hanig, CEO of Alternative Fund Advisors. “We expect the resources and investment expertise of the Mount Logan platform to enhance the Fund’s strategy through direct origination alongside third-party origination channels. We look forward to partnering with Ted and the Mount Logan team in the Fund's next phase of growth.”

About Mount Logan Capital Inc.
Mount Logan Capital Inc. (“MLCI”) is an integrated alternative asset management and insurance solutions firm focused on generating durable, fee-based revenue and long-term value creation. MLCI leverages differentiated investment strategies alongside permanent insurance capital to deliver attractive, risk-adjusted returns across market cycles.

Through its subsidiaries, MLM and Ability Insurance Company, MLCI manages and invests across private and public credit markets in North America and operates an insurance platform that provides long-duration liabilities to support its credit investment strategies. This integrated platform is designed to provide stable earnings, downside protection, and a low risk of principal impairment through the credit cycle.

As of June 30, 2026, MLCI had over $2 billion in assets under management.

About AFA Asset Based Lending Fund
The AFA Asset Based Lending Fund is an interval fund launched on June 30, 2021 that seeks high current income by investing in a diversified portfolio of asset-based loans across specialty finance, real estate, and other private credit niches. The Fund offers daily subscriptions at net asset value and conducts quarterly repurchase offers subject to a limit of 5% of the Fund’s net assets. As of September 30, 2026, the Fund had approximately $230 million in net assets across 650 underlying investments.

About Alternative Fund Advisors, LLC
Alternative Fund Advisors provides financial advisors and family offices with efficient and convenient access to private investments through interval funds.

Approvals and Timing
Additional details regarding the Transaction are available on a Current Report on Form 8-K that was filed by Mount Logan with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. The Transaction has been unanimously approved by the AFA Asset Based Lending Fund’s board of trustees, as well as Mount Logan’s board of directors. The change in investment adviser and the new investment management agreement are subject to approval by a majority of the Fund’s shareholders, as well as customary regulatory approvals. The Fund intends to file a proxy statement with the SEC shortly following this announcement and thereafter commence the shareholder vote solicitation. Subject to the requisite approvals, closing is expected to occur in Q1 2027.

Advisors
Dechert LLP is serving as legal counsel to Mount Logan. Faegre Drinker Biddle & Reath LLP is serving as legal counsel to the AFA Asset Based Lending Fund and its Board of Trustees. Reitler Kailas & Rosenblatt LLP is serving as legal counsel and Berkshire Global Advisors is serving as financial advisor to AFA.

DISCLOSURES
Estimates and Assumptions
This press release includes unaudited financial and business projections. These projections, and their underlying assumptions, are inherently unpredictable and undue reliance should not be placed thereon.
These estimates reflect internal financial models that Mount Logan uses in connection with its strategic planning and are based on numerous variables and assumptions made by Mount Logan’s management with respect to industry performance, general business, economic, regulatory and financial conditions and other future events, as well as matters specific to Mount Logan’s businesses, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Mount Logan’s management. As a result, these estimates constitute forward-looking statements and are subject to many risks and uncertainties that could cause actual results to differ materially from these projections. Please carefully consider “Cautionary Statement Regarding Forward-Looking Statements” below. There can be no assurance that these estimates will be realized or that actual results will not be significantly different than projected.
The inclusion of these estimates in this press release should not be regarded as an indication that Mount Logan or any of its affiliates, advisors, officers, directors or representatives considered or considers such estimates to be necessarily predictive of actual future events, and these estimates should not be relied upon as such. The inclusion of these estimates herein should not be deemed an admission or representation by Mount Logan that its management views these estimates as material information.
Certain of the estimates and projections set forth herein may be considered non-GAAP financial measures, including FRE. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included by generally accepted accounting principles in the United States (“GAAP”). Non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures used by Mount Logan may not be comparable with similarly titled amounts used by other companies. No reconciliation of these non-GAAP measures was created or used in connection with preparing the estimates included herein.
Cautionary Statement Regarding Forward-Looking Statements
This press release, and oral statements made from time to time by representatives of Mount Logan, AFA or AFA Asset Based Lending Fund may contain statements of a forward-looking nature relating to future events within the meaning of applicable U.S. and Canadian securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would,” “forecasts,” “seeks,” “future,” “proposes,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions). Forward-looking statements are not statements of historical fact and reflect Mount Logan’s or AFA’s current views about future events. Such forward-looking statements include, without limitation, statements about the expected timing and benefits of the transaction, the expected increase in FRE and accretive nature of the transaction between AFA and Mount Logan, future financial and operating results, Mount Logan’s or the Fund’s plans, objectives, expectations and intentions regarding our business strategy and plans, and other statements that are not historical facts, including but not limited to the inability to complete and recognize the anticipated benefits of the transaction on the anticipated timeline or at all, including as a result of a failure to obtain the required shareholder or regulatory approvals, changes in the Fund’s assets under management, purchase price adjustments, unexpected costs related to the transaction, future results of operations, projected cash flow and liquidity, business strategy, shareholder liquidity and the payment of dividends to shareholders of Mount Logan or the Fund, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this press release will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those projected. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Readers should carefully review the statements set forth in the reports, which Mount Logan and the Fund have filed or will file from time to time with the SEC or on SEDAR+ and any risk factors contained in such reports, including the section titled “Risk Factors” in Mount Logan’s Annual Report on

Form 10-K for the year ended December 31, 2025, filed with the SEC on March 19, 2026. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
Each of Mount Logan, AFA and the Fund does not undertake any obligation, and expressly disclaims any obligation, to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the information and opinions. The information contained on the website of Mount Logan or the Fund is not incorporated by reference into this press release. Neither Mount Logan, AFA nor the Fund is responsible for the contents of third-party websites.
No Offer or Solicitation
This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this release is not, and under no circumstances is it intended to be and does not constitute an offer to sell or the solicitation of an offer to purchase any securities in MLCI, the Fund, or in any fund or other investment vehicle in any jurisdiction pursuant to the proposed transactions or otherwise, nor is it intended to solicit a proxy from any shareholder of the Fund.
Additional Information and Where to Find It
Additional information regarding the proposed change in investment adviser to MLM will be presented in a proxy statement that will be provided to the Fund’s shareholders at a meeting of the Fund’s shareholders.
The proxy statement has yet to be filed with the SEC. After the proxy statement is filed with the SEC, it may be amended or withdrawn at any time. When available and definitive, as applicable, the Fund’s shareholders are encouraged to review the proxy statement on the SEC website at www.sec.gov or on the Fund’s website at www.alternativefundadvisors.com.
INVESTORS HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
Participants in the Solicitation
The AFA Asset Based Lending Fund, MLCI, MLM, AFA, and their respective directors/trustees, officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Fund in connection with the proposed Transaction. Information regarding the persons who may be deemed participants in such solicitation will be set forth in the proxy statement relating to the proposed transaction when it is filed with the SEC. Shareholders may obtain additional information regarding the interests of the participants in the solicitation of proxies in connection with the proposed transaction by reading the proxy statement when it becomes available.
AFA ASSET BASED LENDING FUND DISCLOSURES
The Fund’s quarterly repurchase offer is expected to be 5% of net assets, but may range from 5% to 25% subject to approval by the Fund’s Board of Trustees. If a repurchase offer is oversubscribed, shareholders will only be able to have a portion of their shares repurchased. There is no guarantee that shareholders will be able to tender their shares when or in the amount they desire.
Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. This information is included in the Fund Prospectus which can be accessed at https://alternativefundadvisors.com or by calling 800-452-6804. Read the prospectus carefully before you invest.
An investment in the Fund involves a high degree of risk. An investment in the Fund should be viewed only as part of an overall investment program and you should invest only if you can sustain a complete loss of your principal. An investment in the Fund is subject to, among others, the following risks:

•The Fund is a “non-diversified” management investment company registered under the Investment Company Act of 1940, as amended;
•Shares of the Fund are not listed on any securities exchange and it is not anticipated that a secondary market for shares will develop;
•Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment;
•Although the Fund will offer quarterly liquidity through a quarterly repurchase process, there is no assurance that an investor will be able to sell or otherwise liquidate all their shares tendered during a quarterly repurchase offer; and
•The Fund’s investment in private credit companies is speculative and involves a high degree of risk, including the risk associated with leverage.

AFA Asset Based Lending Fund is distributed by Foreside Fund Services, LLC. Foreside Fund Services is not affiliated with Mount Logan Capital Inc.

Contacts:
Mount Logan Capital Inc.
650 Madison Ave, Floor 3
New York, NY 10022
mlc.ir@mountlogan.com

Andrew Berger
SM Berger & Company
andrew@smberger.com